UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Delphi Technologies PLC
(Name of Registrant as Specified In Its Charter)

BorgWarner Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

This filing relates to the proposed transaction between BorgWarner Inc. (the “Company” or “BorgWarner”) and Delphi Technologies PLC (“Delphi Technologies”) pursuant to the Transaction Agreement, dated January 28, 2020, by and between the Company and Delphi Technologies.

On June 19, 2020, the Company filed a Current Report on Form 8-K (“Form 8-K”) with the U.S. Securities and Exchange Commission that referred to the proposed transaction. A copy of the Form 8-K is filed herewith.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan 48326

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 19, 2020, BorgWarner Inc. (“BorgWarner” or the “Company”) completed the public offering and issuance of $1,100 million aggregate principal amount of its 2.650% Senior Notes due 2027 (the “Notes”). The Notes were sold pursuant to an Underwriting Agreement, dated June 16, 2020, between the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., each acting on behalf of itself and the several underwriters named therein.

The Notes are governed by an indenture, dated September 23, 1999, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as supplemented by a Sixth Supplemental Indenture, dated June 19, 2020 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee for the Notes. Pursuant to the Indenture, interest on the Notes will accrue at a rate of 2.650% per annum on the principal amount from June 19, 2020, payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2021. The Notes will mature on July 1, 2027, unless redeemed prior thereto.

Prior to May 1, 2027 (two months prior to the maturity date of the Notes), the Company may redeem the Notes at its option, in whole or in part, at any time at a redemption price equal to the redemption price set forth in the Notes, plus any accrued and unpaid interest on the Notes to the redemption date.

On or after May 1, 2027 (two months prior to the maturity date of the Notes), the Company may redeem the Notes at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes to the redemption date.

If a change of control repurchase event (as defined in the Indenture) occurs with respect to the Notes, unless the Company has exercised its right to redeem the Notes, the Company will make an offer to each holder of the Notes to repurchase all or any part of that holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus unpaid interest, if any, accrued thereon to, but excluding, the repurchase date.

The Notes will be the Company’s general unsecured and unsubordinated obligations and will rank equally in right of payment with all of its other existing and future unsecured and unsubordinated obligations. The Notes will be effectively subordinated to any of the Company’s existing or future secured debt to the extent of the value of the assets securing such debt and will be structurally subordinated to all existing and future liabilities and any preferred equity of the Company’s subsidiaries.

The Indenture includes customary events of default, including, among other things, payment default, covenant default, certain defaults under other indebtedness of the Company or certain of its subsidiaries and bankruptcy, insolvency or reorganization affecting the Company or certain of its subsidiaries.

This description of the Indenture is a summary and is qualified in its entirety by reference to the Base Indenture and the Sixth Supplemental Indenture (including the form of Global Note attached as Exhibit A to the Sixth Supplemental Indenture), copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The Company intends to use the net proceeds from the sale of the Notes to redeem and/or repurchase $250 million in aggregate principal amount of its outstanding 4.625% Senior Notes due September 15, 2020 and, upon the successful consummation of the proposed transaction (the “Delphi Transaction”) between the Company and Delphi Technologies PLC (“Delphi Technologies”), to repay certain amounts outstanding under the $1,250 million senior secured credit facility of Delphi Technologies, with any remaining net proceeds being used for general corporate purposes.

If the Delphi Transaction is not consummated on or prior to April 28, 2021 or the Transaction Agreement, dated January 28, 2020, as amended on May 6, 2020, by and between the Company and Delphi Technologies relating to the Delphi Transaction, is terminated on or prior to April 28, 2021 (without replacement thereof), the Company will be required to redeem all of the outstanding Notes at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the applicable special mandatory redemption date.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

The offer and sale of the Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-236478) (the “Registration Statement”), including the prospectus constituting a part thereof, dated February 18, 2020, and the prospectus supplement, dated June 16, 2020, filed by the Company with the Securities and Exchange Commission (the “SEC”). The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of the Registration Statement.

On June 19, 2020, in connection with the offer and sale of the Notes, the Company entered into U.S. dollar to Euro cross-currency swaps (collectively, the “Cross-Currency Swap”) to exchange $1,100 million at an interest rate of 2.650% for €976 million at an interest rate of 1.7846%. By doing so, the Company synthetically converted the U.S. dollar-based long-term debt that the Company incurred through the offer and sale of the Notes into Euro-denominated long-term debt. The final maturity of the Cross-Currency Swap is July 1, 2027. As a result of the Cross-Currency Swap, the Company expects to realize annual cash interest savings of approximately $9 million, based on the average swapped coupon of 1.7846% as compared to the 2.650% coupon on the Notes.

In addition, on June 19, 2020, in connection with the offer and sale of the Notes, the commitments under the Company’s 364-day, $750 million unsecured delayed-draw term loan facility, dated April 29, 2020, among the Company, as borrower, Bank of America, N.A., as administrative agent, and other lenders, were canceled in full and the facility was terminated in accordance with its terms.

No Offer or Solicitation

This communication is being made in respect of the Delphi Transaction. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Delphi Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the Delphi Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

Participants in the Solicitation

Delphi Technologies, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi Technologies shareholders in respect of the Delphi Transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement filed on Schedule 14A with the SEC on May 26, 2020 (the “definitive proxy statement”) and any other relevant documents filed or to be filed with the SEC. You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 20, 2020.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Delphi Transaction. In connection with the Delphi Transaction, Delphi Technologies filed with the SEC the definitive proxy statement and may file with the SEC other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi Technologies’ shareholders are urged to read the definitive proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the Delphi Transaction or incorporated by reference in the definitive proxy statement carefully and in their entirety when they become available because they contain or will contain important information about the Delphi Transaction and the parties to the Delphi Transaction.

Investors are able to obtain free of charge the definitive proxy statement and other documents filed with the SEC (when available) at the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi Technologies’ and BorgWarner’s respective investor relations departments at +1 248-813-2494 and +1 248-754-0872, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Notice Regarding Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the Delphi Transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined company following the Delphi Transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the Delphi Transaction will not be pursued; failure to obtain necessary shareholder approvals, regulatory approvals or required financing or to satisfy any of the other conditions to the Delphi Transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the Delphi Transaction; failure to realize the expected benefits of the Delphi Transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the Delphi Transaction or any further announcements relating to the Delphi Transaction or the consummation of the Delphi Transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the Delphi Transaction; general economic and business conditions that affect the combined company following the consummation of the Delphi Transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities in response thereto; the significant and unprecedented market disruption caused by the COVID-19 pandemic and its impact on the businesses, operations and financial conditions of BorgWarner and Delphi Technologies; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 13, 2020, the information under the caption “Risk Factors” in Delphi Technologies’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 7, 2020, the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 13, 2020, and the information under the caption “Risk Factors” in BorgWarner’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 6, 2020.

Any forward-looking statements by Delphi Technologies or BorgWarner speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

General

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the Delphi Transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the Delphi Transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the Delphi Transaction should be made only on the basis of the information contained in the definitive proxy statement and other relevant documents. Delphi Technologies shareholders are advised to read carefully the formal documentation in relation to the Delphi Transaction, including the definitive proxy statement, the annexes and the documents incorporated by reference into the definitive proxy statement and any other relevant documents filed or to be filed with the SEC by Delphi Technologies in connection with the Delphi Transaction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

1.1	Underwriting Agreement, dated June 16, 2020, between BorgWarner Inc. and BofA Securities, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Representatives of the several underwriters named therein.

4.1	Indenture, dated September 23, 1999, between Borg-Warner Automotive, Inc. and The Bank of New York Mellon Trust Company, N.A. (successor in interest to Chase Manhattan Trust Company, National Association), as trustee (incorporated by reference to Exhibit No. 4.6 to the Company’s Registration Statement 333-172198 filed on February 11, 2011).

4.2	Sixth Supplemental Indenture, dated June 19, 2020, between BorgWarner Inc. and Deutsche Bank Trust Company Americas, as trustee (including the form of Global Note attached as Exhibit A to the Sixth Supplemental Indenture).

5.1	Opinion of Foley & Lardner LLP.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1 and incorporated by reference herein).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: June 19, 2020	By:	/s/ Tonit M. Calaway
	Name:	Tonit M. Calaway
	Title:	Executive Vice President and Secretary

Exhibit 1.1

Execution Version

BORGWARNER INC.

$1,100,000,000

2.650% SENIOR NOTES DUE 2027

UNDERWRITING AGREEMENT

June, 16, 2020

BofA Securities, Inc.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

As Representatives of the several Underwriters

named in Schedule II hereto

c/o	BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

BorgWarner Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), the principal amount of its 2.650% Senior Notes due 2027 (the “Securities”) set forth in Schedule I hereto, to be issued under the indenture specified in Schedule I hereto (the “Indenture”) between the Company and the Trustee identified in such Schedule (the “Trustee”). If the firm or firms listed in Schedule II hereto include only the Representatives listed in Schedule I hereto, then the terms “Underwriters” and “Representatives” as used herein shall each be deemed to refer to such firm or firms. This Agreement, the Indenture and the Securities are referred to herein collectively as the “Operative Documents.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to securities (the “Shelf Securities”), including the Securities, to be issued from time to time by the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Shelf Securities dated February 18, 2020 in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Base Prospectus.”

The Base Prospectus, as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), including the documents, if any, incorporated by reference therein, is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus together with the free writing prospectuses each identified in Schedule I hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person.

The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1.    Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

(a)    The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

(b)    (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the Time of Sale (as defined below) in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus as of its date and, as amended or supplemented, if applicable, as of the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein or (B) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), of the Trustee. The term “Time of Sale” means 2:55 p.m. (New York City time) on June 16, 2020, which is the first time when sales of the Securities are made by the Underwriters.

(c)    The Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement. The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, and road shows each furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any free writing prospectus.

(d)    The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each of the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, property, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”).

(e)    Each subsidiary of the Company has been duly incorporated or organized, is validly existing as a corporation or other legal entity in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate or other power and authority to own its property and to conduct its business as described in each of the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so incorporated, organized, qualified or be in good standing would not have a Material Adverse Effect; all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for minority interests set forth in a schedule previously provided by the Company to the Underwriters) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(f)    This Agreement has been duly authorized, executed and delivered by the Company.

(g)    The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.

(h)    The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, and on the Closing Date will be duly executed and delivered by, and will be a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(i)    The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture.

(j)    The execution and delivery by the Company of, and the performance by the Company of its obligations under, each Operative Document will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under any Operative Document, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(k)    There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(l)    There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in each of the Time of Sale Prospectus and the Prospectus, and proceedings that would not have a Material Adverse Effect, (ii) that, individually or in the aggregate, could adversely affect the power or ability of the Company to perform its obligations under any Operative Document or to consummate the transactions contemplated by the Prospectus or (iii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(m)    Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(n)    The Company is not, and after giving effect to the offering and sale of the Securities and the application of the net proceeds thereof as described in the Time of Sale Prospectus and the Prospectus will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(o)    The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(p)    There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

(q)    There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement.

(r)    The statements set forth in each of the Time of Sale Prospectus and the Prospectus under the captions “Description of the Senior Notes” and “Description of Debt Securities,” insofar as they purport to constitute a summary of the terms of the Indenture and the Securities, fairly summarize such terms in all material respects.

(s)    PricewaterhouseCoopers LLP, who has audited the financial statements of the Company and its subsidiaries as of December 31, 2019 and December 31, 2018 and for each of the years in the three-year period ended December 31, 2019, and has audited the Company’s internal control over financial reporting as of December 31, 2019, is the independent registered public accounting firm for the Company as required by the Securities Act and the rules and regulations of the Commission thereunder.

(t)    The Company, in respect of itself and its subsidiaries, maintains a system of internal control over financial reporting (as such term is defined in Rule 13a- 15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America. Except as disclosed in each of the Time of Sale Prospectus and the Prospectus, the Company’s internal control over financial reporting was effective as of December 31, 2019 and the Company is not aware of any material weaknesses in its internal control over financial reporting with respect to the Company and its subsidiaries.

(u)    Except as disclosed in the Time of Sale Prospectus and in the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Prospectus or the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting,

(v)    The Company and its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures were effective as of December 31, 2019.

(w)    The Company’s historical financial statements and the related notes thereto included or incorporated by reference in the Time of Sale Prospectus and the Prospectus present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of their operations and the changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, except as described in the notes to such financial statements; and the other historical financial information of the Company included or incorporated by reference in the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly, in all material respects, the information shown thereby.

(x)    The interactive data in the eXtensible Business Reporting Language (“XBRL”) included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(y)    Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, as amended (the “FCPA”), or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (the “OECD Anti-Bribery Convention”) or the U.K. Bribery Act 2010 (the “Bribery Act”), or any other applicable anti-bribery or anti-corruption laws, including, without limitation, (i) using any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) making or taking an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, or (iii) making, offering, agreeing, requesting or taking an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries and affiliates have conducted their businesses in compliance in all material respects with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(z)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of all jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(aa)    (i) Neither the Company nor any of its subsidiaries (collectively, the “Entity”) or, to the knowledge of the Entity, any director, officer, employee, agent, affiliate or representative of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)    the subject or the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B)    located, organized or resident in a country or territory that is the subject of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria.

(ii)    The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)    to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)    in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)    The Entity represents and covenants that it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(bb)    The Company has not issued any press release or other public announcement referring specifically to the proposed issue of, or the terms of, the Securities other than those announcements that adequately disclosed that stabilizing action may take place in relation to the Securities (but only to the extent required by laws, regulators or guidelines applicable to the Company, the Underwriters, the Representatives or any other entity undertaking stabilization in connection with the issue of the Securities) and, in connection therewith, the Company authorized the Representatives to make all appropriate disclosure in relation to stabilization instead of the Company.

(cc)    In each case, to the knowledge of the Company, (i) the information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases (collectively, “IT Systems”) used by the Company and its subsidiaries are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries, taken as a whole, as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, (ii) the Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and (iii) there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries are currently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.    Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule II hereto opposite its name at the Purchase Price set forth in Schedule I hereto.

3.    Public Offering. The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in the Representatives’ judgment is advisable. The Company is further advised by the Representatives that the Securities are to be offered to the public upon the terms set forth in the Prospectus.

4.    Payment and Delivery. The purchase price specified in Schedule I hereto for all Securities to be purchased as provided herein will be paid by the Representatives to the Company at 9:00 a.m., New York City time, on June 19, 2020, or at such other time or place on the same or such other date as the Company and the Representatives may agree (the “Closing Date”), with any transfer taxes payable in connection with the sale of the Securities to be duly paid by the Company, against the delivery, for the account of the Underwriters, of one or more global notes representing the Securities (collectively, the “Registered Global Note”), duly executed and registered in the name of a nominee of The Depository Trust Company (“DTC”). The Registered Global Note will be made available for inspection by the Representatives not later than 9:00 a.m., New York time, on the business day prior to the Closing Date.

5.    Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the following conditions:

(a)    Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)    there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) under the Exchange Act; and

(ii)    there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Representatives’ judgment, is material and adverse and that makes it, in the Representatives’ judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)    The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; the final term sheet substantially in the form of Schedule III hereto, and any material required to be filed by the Company pursuant to Rule 433 under the Securities Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the Company’s knowledge, threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any issuer free writing prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction.

(d)    The Underwriters shall have received on the Closing Date an opinion of Foley & Lardner LLP, outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A hereto.

(e)    The Underwriters shall have received on the Closing Date an opinion of the General Counsel or the Corporate Counsel of the Company, dated the Closing Date, to the effect set forth in Exhibit B hereto.

(f)    The Underwriters shall have received on the Closing Date an opinion of Mayer Brown LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters.

The opinion of counsel for the Company described in Section 5(d) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(g)    The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers LLP, independent public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(h)    On or prior to the Closing Date, the Securities shall be eligible for clearance and settlement through DTC.

(i)    On or prior to the date of this Agreement and on the Closing Date, the Company shall have furnished to the Representatives a certificate of Kevin A. Nowlan, Executive Vice President and Chief Financial Officer of the Company, each in form and substance satisfactory to the Underwriters.

6.    Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)    To furnish to the Representatives at their request, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to deliver to each of the Underwriters during the period mentioned in Section 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated therein by reference therein and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

(b)    Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)    To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.

(d)    Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)    If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the

Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f)    If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g)    To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request.

(h)    To make generally available to the Company’s security holders and the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i)    Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456(b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the Financial Industry Regulatory Authority, (v) any fees charged by the rating agencies for the rating of the Securities, (vi) the cost of the preparation, issuance and delivery of the Securities, including any charges of DTC in connection therewith, (vii) the costs and charges of any trustee, transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(j)    If the third anniversary of the date hereof occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

(k)    During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities, (ii) commercial paper issued in the ordinary course of business or (iii) securities or warrants permitted with the prior written consent of the Representatives identified in Schedule I with the authorization to release this lock-up on behalf of the Underwriters).

(l)    To prepare a final term sheet relating to the offering of the Securities, containing only information that describes the final terms of the Securities or the offering in a form as set forth in Schedule III hereto, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Securities.

(m)    The Company will not issue, without the prior written consent of the Representatives, on behalf of the Underwriters, any press or other public announcement referring specifically to the proposed issuance of, or the terms of, the Securities unless the announcement adequately discloses that stabilizing action may take place in relation to the Securities (but only to the extent required by laws, regulators or guidelines applicable to the Company, the Underwriters, the Representatives or any other entity undertaking stabilization in connection with the issuance of the Securities) and the Company authorizes the Representatives to make all appropriate disclosure in relation to stabilization instead of the Company.

(n)    The Company will cooperate with the Underwriters and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through DTC.

(o)    The Company will not use any portion of the proceeds of the offering, directly or indirectly, in violation of the FCPA, the OECD Anti-Bribery Convention or the Bribery Act, or any similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

7.    Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

8.    Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of the Underwriters and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (other than with respect to the Registration Statement, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(b)    Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show, or the Prospectus or any amendment or supplement thereto.

(c)    In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives authorized to appoint counsel under this Section set forth in Schedule I hereto, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by, or on behalf of, any indemnified party.

(d)    To the extent the indemnification provided for in Section 8(a) or Section 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate initial public offering price of the Securities as set forth in the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

(e)    The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)    The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9.    Termination. The Underwriters may terminate this Agreement, by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the NYSE, the NYSE MKT LLC, the Nasdaq Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

10.    Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Securities set forth opposite the names of all such non- defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement the Company will reimburse the Underwriters or such

Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11.    Recognition of the U.S. Special Resolution Regimes. In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 11:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

12.    Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

(b)    The Company acknowledges that in connection with the offering of the Securities: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

13.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to any other party may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

14.    Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15.    Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

16.    Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Representatives at the address set forth in Schedule I hereto; and if to the Company shall be delivered, mailed or sent to the address set forth in Schedule I hereto.

* ** * * * ** * * * *

Please confirm your agreement by signing a copy of this Underwriting Agreement in the space set forth below.

Very truly yours,

BORGWARNER INC.

By:	/s/ Kevin A. Nowlan
Name:	Kevin A. Nowlan
Title:	Executive Vice President and Chief Financial Officer

Accepted as of the date hereof

BOFA SECURITIES, INC.

By:	/s/ Laurie Campbell
Name:	Laurie Campbell
Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Brian D. Bednarski
Name:	Brian D. Bednarski
Title:	Managing Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Ritu Ketkar
Name:	Ritu Ketkar
Title:	Managing Director

By:	/s/ John C. McCabe
Name:	John C. McCabe
Title:	Managing Director

SCHEDULE I

Representatives:	BofA Securities, Inc. Citigroup Global Markets Inc. Deutsche Bank Securities Inc.
Representatives authorized to release the lock up Section 6(k):	BofA Securities, Inc. Citigroup Global Markets Inc. Deutsche Bank Securities Inc.
Representatives authorized to appoint counsel Section 8(c):	BofA Securities, Inc. Citigroup Global Markets Inc. Deutsche Bank Securities Inc.
Indenture:	Indenture dated as of September 23, 1999 between the Company and the Trustee, as supplemented by the Sixth Supplemental Indenture, to be dated as of June 19, 2020, between the Company and the Trustee
Trustee:	Deutsche Bank Trust Company Americas
Registration Statement File No.:	Registration Statement on Form S-3 (No. 333-236478)
Time of Sale Prospectus:	Means collectively: Prospectus dated February 18, 2020, relating to the Shelf Securities;
The preliminary prospectus supplement dated June 16, 2020 relating to the Securities Term Sheet dated June 16, 2020
Securities to be purchased:	2.650% Senior Notes due 2027 (the “Notes”)
Aggregate Principal Amount of Securities:	$1,100,000,000
Purchase Price:	99.094% of the principal amount thereof, plus accrued interest, if any, from June 19, 2020
Maturity:	July 1, 2027
Interest Rate:	2.650% per annum, accruing from June 19, 2020

Interest Payment Dates:	January 1 and July 1 of each year, commencing January 1, 2021
Closing Date and Time:	June 19, 2020 9:00 a.m., New York City time
Closing Location:	Mayer Brown LLP 71 S. Wacker Dr. Chicago, IL 60606
Address for Notices to Underwriters:

BofA Securities, Inc.

50 Rockefeller Plaza

NY1-50-12-01

New York, New York 10020,

Attention: High Grade Debt Capital Markets Transaction Management/Legal

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: General Counsel

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005,

Attention: Debt Capital Markets Syndicate

with a copy to General Counsel

Fax: (646) 374-1071

with a copy to:

Mayer Brown LLP
71 S. Wacker Dr.

Chicago, IL 60606
Attention: Edward S. Best, Esq.

Address for Notices to the Company:

BorgWarner Inc.
3850 Hamlin Road
Auburn Hills, MI 48326
Attention: General Counsel

with a copy to:

Foley & Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, Wisconsin 53202

Attention: Patrick G. Quick, Esq.

SCHEDULE II

Underwriter	Principal Amount of Notes To Be Purchased
BofA Securities, Inc.	$209,000,000
Citigroup Global Markets Inc.	209,000,000
Deutsche Bank Securities Inc.	209,000,000
SMBC Nikko Securities America, Inc.	55,000,000
PNC Capital Markets LLC	66,000,000
Wells Fargo Securities, LLC	66,000,000
Barclays Capital Inc.	44,000,000
J.P. Morgan Securities LLC	44,000,000
KeyBanc Capital Markets Inc.	44,000,000
Loop Capital Markets LLC	44,000,000
U.S. Bancorp Investments, Inc.	44,000,000
Commerz Markets LLC	22,000,000
Santander Investment Securities Inc.	22,000,000
Siebert Williams Shank & Co., LLC	22,000,000

Total	$1,100,000,000

SCHEDULE III

Form of Final Term Sheet

Filed Pursuant to Rule 433

Registration No. 333-236478

Issuer Free Writing Prospectus dated June 16, 2020 relating to

Preliminary Prospectus Supplement dated June 16, 2020

(To Prospectus dated February 18, 2020)

$1,100,000,000

2.650% Senior Notes due 2027

Final Term Sheet

June 16, 2020

Issuer:	BorgWarner Inc.

Principal Amount:	$1,100,000,000

Type of Offering:	SEC registered (No. 333-236478)

Anticipated Ratings:*	Moody’s: Baa1 (Negative) / S&P: BBB (Negative) / Fitch: BBB+ (Negative)

Joint Book-Running Managers:	BofA Securities, Inc. Citigroup Global Markets Inc. Deutsche Bank Securities Inc. SMBC Nikko Securities America, Inc.

Co-Managers:

PNC Capital Markets LLC

Wells Fargo Securities, LLC Barclays Capital Inc. J.P. Morgan Securities LLC KeyBanc Capital Markets Inc. Loop Capital Markets LLC U.S. Bancorp Investments, Inc. Commerz Markets LLC Santander Investment Securities Inc. Siebert Williams Shank & Co., LLC

Trade Date:	June 16, 2020

Settlement Date:**	June 19, 2020 (T+3)

Stated Maturity Date:	July 1, 2027

Coupon (Interest Rate):	2.650% per annum

Interest Payment Dates:	Semi-annually on January 1 and July 1, commencing on January 1, 2021

Price to Public (Issue Price):	99.719%

Spread to Benchmark Treasury:	+212.5 bps

Benchmark Treasury:	UST 0.500% due May 31, 2027

Benchmark Treasury Price and Yield:	99-17; 0.569%

Yield to Maturity:	2.694%

Optional Redemption:

Prior to May 1, 2027 (two months prior to the maturity date of the Senior Notes) (the “Par Call Date”), the Issuer may redeem the Senior Notes at its option, in whole or in part, at any time at a redemption price equal to the greater of:

•  100% of the principal amount of the Senior Notes being redeemed; and

•  the sum of the present values of the remaining scheduled payments of principal and interest on the Senior Notes being redeemed that would be due if the Senior Notes to be redeemed matured on the Par Call Date (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest on the Senior Notes to the redemption date.

Par Call Redemption:	At any time on or after the Par Call Date, the Issuer may redeem the Senior Notes at a redemption price equal to 100% of the principal amount of the Senior Notes being redeemed, plus accrued and unpaid interest on the Senior Notes to the redemption date.

Special Mandatory Redemption:	In the event the Delphi Transaction (as defined in the prospectus supplement relating to the Senior Notes) is not consummated on or prior to April 28, 2021 or the Transaction Agreement (as defined in the prospectus supplement relating to the Senior Notes) is terminated on or prior to April 28, 2021 (without replacement thereof), the Issuer will be required to redeem all of the outstanding Senior Notes at a redemption price equal to 101% of the principal amount of the Senior Notes, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined in the prospectus supplement relating to the Senior Notes).

CUSIP/ ISIN:	099724 AL0 / US099724AL02

*Note: None of these ratings is a recommendation to buy, sell or hold these securities. Each rating may be subject to revision or withdrawal at any time, and should be evaluated independently of any other rating.

**It is expected that delivery of the Senior Notes will be made against payment therefor on or about June 19, 2020, which is the third business day following the date hereof (such settlement cycle being referred to as “T+3”). Pursuant to Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Senior Notes prior to two business days before delivery of the

Senior Notes will be required, by virtue of the fact that the Senior Notes initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement and should consult their own advisors.

The issuer has filed a registration statement including a prospectus and prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling BofA Securities, Inc. toll-free at 1-800-294-1322; Citigroup Global Markets Inc. toll-free at 1-800-831-9146; or Deutsche Bank Securities Inc. toll-free at 1-800-503-4611.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers were automatically generated as a result of this communication being sent via Bloomberg or another email system.

EXHIBIT A

Form of Foley & Lardner LLP Opinion

1.

The Company is validly existing and in good standing under the laws of the State of Delaware and has the corporate power and corporate authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus.

2.	The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

3.	The Indenture has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.

4.	The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “1939 Act”).

5.

The Notes have been duly authorized and executed by the Company and, when duly authenticated by the Trustee as provided in the Indenture and delivered to the purchasers thereof against payment of the agreed consideration therefor specified in the Underwriting Agreement, the Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, and registered holders of the Notes will be entitled to the benefits of the Indenture.

6.

The statements set forth in the Time of Sale Prospectus and the Prospectus under the captions entitled “Description of Debt Securities” and “Description of the Senior Notes,” insofar as they purport to constitute a summary of the terms of the Notes and the Indenture, fairly summarize such terms in all material respects.

7.

The statements set forth in the Time of Sale Prospectus and the Prospectus under the caption entitled “Material U.S. Federal Income Tax Considerations” constitute a fair and accurate summary of the matters discussed therein in all material respects.

8.

Each of the Registration Statement, as of its effective date, and the Prospectus, as of June 16, 2020, in each case excluding the documents incorporated by reference therein (the “Incorporated Documents”), complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the applicable rules and regulations of the Commission thereunder for registration statements on Form S-3 or related prospectuses, as the case may be, except that in each case we express no opinion with respect to (A) financial statements and schedules and notes thereto and other financial data, in each case that is contained or incorporated or deemed incorporated by reference therein or omitted therefrom, (B) assessments of, and reports on, the effectiveness of the Company’s internal control over financial reporting and (C) any trustee’s statement of eligibility on Form T-1.

9.

The Incorporated Documents, as of the respective dates on which they were filed with the Commission, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to (A) the financial statements and schedules and notes thereto and other financial data, in each case that is contained therein or omitted therefrom and (B) assessments of, and reports on, the effectiveness of the Company’s internal control over financial reporting.

10.

No order, consent, permit, registration, qualification or approval by any U.S. federal or New York State governmental agency or body under the General Corporation Law of the State of Delaware is required on the part of the Company for the issuance and sale of the Notes, the execution, delivery and performance of the Underwriting Agreement, the Indenture and the Notes and the consummation of the transactions contemplated therein, except such as have been obtained under the 1933 Act and the 1939 Act and such orders, consents, permits, registrations, qualifications or approvals as may be required under applicable state or non-U.S. securities laws or the bylaws and rules and regulations of the Financial Industry Regulatory Authority in connection with the issuance and sale of the Notes (as to which we express no opinion).

11.

The issuance and sale of the Notes and the execution, delivery and performance of the Underwriting Agreement, the Indenture and the Notes by the Company and the consummation of the transactions contemplated therein will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement filed with the Commission as an exhibit to any of the Incorporated Documents that would be reasonably expected to have a material adverse effect on the consolidated financial position or consolidated results of operations of the Company, nor will such actions result in any violation of (a) the provisions of the Restated Certificate of Incorporation or Amended and Restated By-laws of the Company, each as amended to date, or (b) any Applicable Laws (as defined below) or any order of any court or governmental agency or body of the United States of America, the State of New York or the State of Delaware binding on the Company and identified to us in a certificate provided by the Company, which violation, in the case of (b) above, would be reasonably expected to have a material adverse effect on the consolidated financial position or consolidated results of operations of the Company. As used in this opinion, the term “Applicable Laws” means the General Corporation Law of the State of Delaware and those state laws of the State of New York and federal laws of the United States of America that, in our experience and without independent investigation or verification, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and the Indenture (provided that the term “Applicable Laws” shall not include any U.S. federal, state or non-U.S. securities or blue sky laws or any rules or regulations thereunder (including, without limitation, the 1933 Act, the 1934 Act, the 1939 Act and the Investment Company Act of 1940, as amended (the “1940 Act”), and the respective rules and regulations thereunder) or any antifraud or similar laws).

12.

Based solely as to factual matters on the certificate of the Company attached hereto as Schedule I, the Company is not, and immediately after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Time of Sale Prospectus and the Prospectus, will not be, an investment company required to register under the 1940 Act.

In acting as counsel to the Company in connection with the sale to the Underwriters of the Notes, we have participated in conferences with officers and other representatives of the Company and its internal counsel and independent public accountants and with your representatives, at which conferences certain contents of the Registration Statement, the Time of Sale Prospectus and the Prospectus and related matters were discussed. The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus involve matters of a non-legal nature. Furthermore, we have not independently investigated or verified, are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of any statements contained or incorporated or deemed to be incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus (other than as set forth in paragraphs 6 and 7 of our opinion addressed to you dated the date hereof). However, based solely upon our participation in such conferences, no facts have come to our attention that have caused us to believe that:

(1)    the Registration Statement, at the deemed effective date with respect to the Underwriters and the Notes pursuant to, and within the meaning of, Rule 430B(f)(2) under the Securities Act arising from the filing of the Prospectus with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(2)    the Time of Sale Prospectus, at 2:55 p.m. (New York City time), on June 16, 2020, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(3)    the Prospectus, as of its date or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

except that, in each case, we express no belief, and make no statement, with respect to (A) financial statements and schedules and notes thereto or other financial data, in each case that is contained or incorporated or deemed incorporated by reference in or omitted from the Registration Statement, the Time of Sale Prospectus or the Prospectus, (B) assessments of, or reports on, the effectiveness of the Company’s internal control over financial reporting or (C) any trustee’s statement of eligibility on Form T-1. Our belief is based upon our participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus, but is without independent check or verification except as specified.

EXHIBIT B

Form of In-House Counsel Opinion

June 19, 2020

BofA Securities, Inc.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

As Representatives of the several Underwriters named in

Schedule II to the Underwriting Agreement

Re:    BorgWarner Inc.

Issuance of its 2.650% Senior Notes Due 2027 (the “Debt Offering”)

Ladies and Gentlemen:

I am Executive Vice President, Chief Legal Officer and Secretary of BorgWarner Inc., a Delaware corporation (the “Company”), and, in such capacity, have advised the Company in connection with the Debt Offering. This opinion is delivered to you as contemplated by Section 5(e) of that certain Underwriting Agreement dated June 16, 2020 among BofA Securities, Inc., Citigroup Global Markets Inc., and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule II thereto, and the Company (the “Underwriting Agreement”). All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Underwriting Agreement. All references to the Time of Sale Prospectus and the Prospectus shall include the documents incorporated by reference therein.

I have reviewed (i) an executed copy of the Underwriting Agreement, (ii) an executed copy of the Indenture, (iii) an executed copy of the global note representing the Securities, (iv) the Registration Statement, (v) the Time of Sale Prospectus and (vi) the Prospectus. I, or attorneys acting under my supervision and control, have made such legal and factual examinations and inquiries, including an examination of originals or copies certified or otherwise identified to my satisfaction, of such documents, corporate records and other instruments as I have deemed necessary or appropriate for the purposes of this opinion.

I am a member of the Bar of the State of Wisconsin. I call your attention to the fact that, in rendering this opinion, I am expressing my view as to the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

Based upon the foregoing and subject to the qualifications, assumptions and limitations set forth herein, I am of the following opinions:

(i)

the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and corporate authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

(ii)

each subsidiary of the Company listed below has been duly incorporated or organized, is validly existing as a corporation or other legal entity in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect:

(A)    BorgWarner Ithaca LLC;

(B)    BorgWarner Emissions Systems LLC;

(C)    BorgWarner Turbo Systems LLC;

(D)    BorgWarner Transmission Products LLC;

(E)    BorgWarner PDS (USA) Inc.; and

(F)    BorgWarner Thermal Systems Inc.

(iii)

the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Securities will not contravene any provision of applicable law or the Restated Certificate of Incorporation or Amended and Restated By-laws of the Company, each as amended to date, or, to the best of my knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of my knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities; and

(iv)

after due inquiry, I do not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

The foregoing opinions are subject to the following qualifications and limitations:

A.    My opinions deal only with the specific legal issues explicitly addressed herein and do not address any other matters.

B.    This letter speaks only as of its date. I undertake no obligation to advise you (or any third party) of changes of law or fact that occur after the date hereof even though the change may affect the legal conclusions in this letter.

C.    No one other than you is entitled to rely on opinions and confirmations contained in this opinion letter, and you may rely on them only for the purpose contemplated by the Underwriting Agreement. Without my prior written consent, this opinion letter may not be used or relied on by you or any other person for any other purpose whatsoever.

Very truly yours,

Tonit M. Calaway

Exhibit 4.2

Execution Version

2.650% SENIOR NOTES DUE 2027

SIXTH SUPPLEMENTAL INDENTURE

between

BORGWARNER INC.,

as Issuer

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

Dated as of June 19, 2020

-i-

TABLE OF CONTENTS

(continued)

		Page

Section 8.06.	Separability	16

Section 8.07.	Counterparts; Electronic Signatures	16

Section 8.08.	U.S.A. Patriot Act	16

EXHIBITS

Exhibit A	Form of 2027 Notes

ii

SIXTH SUPPLEMENTAL INDENTURE, dated as of June 19, 2020 (the “Supplemental Indenture”), between BorgWarner Inc., a Delaware corporation (the “Company”), and Deutsche Bank Trust Company Americas, a national banking association, having its Corporate Trust Office at 60 Wall Street, Trust and Agency Services, 24th Floor, New York, New York 10005, as series trustee (the “Trustee”), supplemental to that certain Indenture, dated as of September 23, 1999 (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. successor in interest to J.P. Morgan Trust Company, N.A. (successor in interest to The Chase Manhattan Trust Company, National Association), a national banking association, as trustee (the “Original Trustee”).

WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for, among other things, the issuance from time to time of the Company’s debt securities in one or more series as might be authorized under the Indenture;

WHEREAS, the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form and terms of any series of Securities as provided by Sections 201 and 301 of the Indenture;

WHEREAS, the Board of Directors of the Company has duly adopted resolutions authorizing the Company to issue the Notes provided for in this Supplemental Indenture;

WHEREAS, the Company desires to enter into this Supplemental Indenture to provide for the establishment of a series of Securities to be known as the 2.650% Senior Notes due 2027 (the “Notes”), the form, substance, terms, provisions and conditions of which are set forth in the Indenture;

WHEREAS, the Company has duly appointed Deutsche Bank Trust Company Americas as Trustee with respect to the Notes pursuant to an Officers’ Certificate, dated June 19, 2020, as contemplated by Section 301 of the Indenture, with all of the rights, powers, trusts, duties and obligations of a “Trustee” under the Indenture with respect to the Notes (but only with respect to the Notes), and Deutsche Bank Trust Company Americas is willing to accept such appointment with respect to the Notes; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture and has satisfied all requirements necessary to make (i) this Supplemental Indenture a valid instrument in accordance with its terms and (ii) the series of Notes provided for hereby, when executed and delivered by the Company and authenticated by the Trustee, the valid obligations of the Company.

NOW THEREFORE, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes:

ARTICLE 1

Definitions

Section 1.01.    Definition of Terms.

Unless otherwise specified herein or the context otherwise requires:

a.

a term defined in the Base Indenture has the same meaning when used in this Supplemental Indenture unless the definition of such term is amended and supplemented pursuant to this Supplemental Indenture;

b.	the terms defined in this Article and in this Supplemental Indenture include the plural as well as the singular;

c.	a reference to a Section or Article is to a Section or Article of this Supplemental Indenture;

d.	Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof;

e.	the following terms have the meanings given to them in this Section 1.01(e):

“Below Investment Grade Rating Event” means the Notes become rated below Investment Grade by any two of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of such Change of Control (which period shall be extended so long as any of such Rating Agencies has publicly announced that it is considering a possible ratings downgrade); provided, that, a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect to a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Company and the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, such Change of Control (whether or not such Change of Control shall have occurred at the time of the Below Investment Grade Rating Event). The Trustee shall not be responsible for monitoring the rating status of the Notes, making any request upon any Rating Agency, or determining whether any Below Investment Grade Rating Event has occurred.

“Capital Lease Obligations” means any obligation of a Person under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of indebtedness represented by such obligation shall be the capitalized amount of such obligations determined in accordance with GAAP; and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

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“Change of Control” means the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (as defined below)) becomes the beneficial owner, directly or indirectly, of more than 50% of the Company’s Voting Stock measured by voting power rather than number of shares.

Notwithstanding the foregoing, a transaction or series of related transactions will not be deemed to involve a “Change of Control” if (i) as a result of such transaction or series of related transactions the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company or a holding company becomes the successor to the Company as contemplated by the provisions under Article Eight of the Indenture and (ii) the direct or indirect holders of the voting stock of such holding company immediately following that transaction or series of related transactions are the same or substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or series of related transactions.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Consolidated Net Tangible Assets” means the total amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities (excluding any current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed), (ii) all goodwill, trade names, trademarks, patents and other like intangibles and (iii) appropriate adjustments on account of non-controlling interests of other Persons holding stock of the Company’s Subsidiaries, all as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries (but, in any event, as of a date within 150 days of the date of determination) and computed in accordance with GAAP.

“Consolidated Net Worth” means the amount of total equity shown in the Company’s most recent consolidated balance sheet.

“Current Assets” of any Person includes all assets of such Person that would in accordance with GAAP be classified as current assets.

“Current Liabilities” of any Person includes all liabilities of such Person that would in accordance with GAAP be classified as current liabilities.

“Depositary” means the clearing agency registered under the Exchange Act, that is designated to act as the depositary for the Global Notes representing the Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor.

“Delphi Technologies” means Delphi Technologies PLC.

“Delphi Transaction” refers to the proposed transaction between the Company and Delphi Technologies pursuant to the certain Transaction Agreement.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch, Inc. and its successors.

“GAAP” means, as to a particular Person, such accounting principles as, in the opinion of the independent public accountants regularly retained by such Person, conform at the time to accounting principles generally accepted in the United States; provided, however, that, solely for purposes of determining whether obligations constitute Capital Lease Obligations, “GAAP” means generally accepted accounting principles as used in the United States as of December 1, 2018 without giving effect to any subsequent change thereto or to the future phase-in of any change thereto contemplated by any amendment to generally accepted accounting principles that has been adopted as of December 1, 2018.

“Global Notes” shall have the meaning set forth in Section 2.05(b).

“Initial Notes” means (i) all Notes issued on June 19, 2020, (ii) any additional Notes issued under Section 2.02 and (iii) any Notes issued in replacement for the Notes.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories), a rating of BBB- or better by S&P (or its equivalent under any successor rating categories), a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories) and the equivalent investment grade credit rating from any additional rating agency or rating agencies selected by the Company.

“Moody’s” means Moody’s Investors Service Inc. and its successors.

“Notes” shall have the meaning set forth in the recitals above and shall include the Global Notes.

“Principal Property” means any manufacturing plant or warehouse, together with the land upon which it is erected and fixtures comprising a part thereof, owned by the Company or one of its Subsidiaries which constitutes a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X of the Exchange Act, and is located in the United States, the gross book value (without deduction of any reserve for depreciation) of which on the date as of which the determination is being made is an amount which exceeds 1% of Consolidated Net Tangible Assets, other than any such manufacturing plant or warehouse or any portion thereof (together with the land upon which it is erected and fixtures comprising a part thereof) (i) which is financed by industrial development bonds or (ii) which, in the opinion of the Company’s board of directors, is not of material importance to the Company’s and its Subsidiaries’ total business conducted, taken as a whole.

“Rating Agency” means: (i) each of Moody’s, S&P and Fitch; and (ii) if any of Moody’s, S&P or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Moody’s, S&P or Fitch, as the case may be.

“Restricted Securities” has the meaning set forth in Section 6.01 hereof.

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“S&P” means Standard & Poor’s Ratings Services, a division of S&P Global Inc. and its successors.

“Special Mandatory Redemption” shall have the meaning set forth in Section 3.03 hereof.

“Special Mandatory Redemption Date” shall have the meaning set forth in Section 3.03 hereof.

“Transaction Agreement” refers to that certain Transaction Agreement between the Company and Delphi Technologies dated January 28, 2020, as amended on May 6, 2020, by and between the Company and Delphi Technologies, as the same may be further amended.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

ARTICLE 2

The Notes

Section 2.01.    Designation.

The Company hereby establishes a series of Securities, one series designated the “2.650% Senior Notes due 2027” for issuance under the Indenture.

Section 2.02.    Principal Amount; Series Treatment.

The Notes shall be initially limited to an aggregate principal amount of $1,100,000,000. However, the Company may, from time to time, without the consent of the Holders of the Outstanding Notes, issue additional Notes, so that such additional Securities and the Outstanding Notes shall be consolidated together and form a single series of Securities under the Indenture, as supplemented by this Supplemental Indenture.

Any additional Notes issued under this Section 2.02 shall have the same terms in all respects as the Notes, except that interest will accrue on the additional Notes from the most recent date to which interest has been paid on the Outstanding Notes (other than the additional Notes) or, if no interest has been paid on the Outstanding Notes from the first date that the Outstanding Notes were originally issued under the Indenture, as supplemented by this Supplemental Indenture.

For all purposes of the Indenture and this Supplemental Indenture, all Notes, whether Initial Notes or additional Notes issued under Section 2.02, shall constitute one series of Securities and shall vote together as one series of Securities.

Section 2.03.    Maturity.

Unless previously redeemed or repurchased in full in accordance with Article 3 of this Supplemental Indenture, the Notes will become due and payable on July 1, 2027.

5

Section 2.04.    Interest.

The Notes will bear interest at the rate of 2.650% per annum from, and including, June 19, 2020 until their maturity or earlier redemption or repurchase, such interest to be payable semi-annually in arrears on January 1 and July 1 of each year, to the Holders of record of the Notes as of the close of business on the June 15 and December 15, whether or not a Business Day, immediately preceding such interest payment dates, commencing, in the case of the Notes issued prior to such date, on January 1, 2021.

Section 2.05.    Form of Notes.

The Notes shall contain the terms set forth in, and shall be substantially in the form of, Exhibit A hereto. The terms and provisions contained in the form of Notes set forth in Exhibit A shall constitute, and are hereby expressly made, a part of the Indenture, as supplemented by this Supplemental Indenture.

Any of the Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of the Indenture, as supplemented by this Supplemental Indenture, or as may be required by the Depositary or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

Notwithstanding Section 303 of the Indenture, the Notes do not require a corporate seal to be reproduced thereon.

So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated herein, all of the Notes shall be represented by one or more Notes in global form registered in the name of the Depositary or the nominee of the Depositary.

The Notes shall be issued initially in the form of one or more permanent global securities in registered form, substantially in the form set forth in Exhibit A (the “Global Notes”), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

The transfer and exchange of beneficial interests in any such Global Notes shall be effected through the Depositary in accordance with the Indenture and the applicable procedures of the Depositary. Except as provided in the Indenture, beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Global Note.

6

Any Global Note shall represent such of the Outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of Outstanding Notes represented thereby shall be made by the Trustee in such manner and upon instructions given by the Holder of such Notes in accordance with the Indenture and this Supplemental Indenture. Payment of principal of and premium, if any, and interest on any Global Note shall be made to the Holder thereof.

The Company and the Trustee may treat the Depositary (or its nominee) as the sole and exclusive owner and Holder of the Notes registered in its name for the purposes of payment of the principal of and premium, if any, and interest on such Notes, giving any notice permitted or required to be given to Holders under the Indenture, registering the transfer of such Notes, obtaining any consent or other action to be taken by Holders and for all other purposes whatsoever, and neither the Company nor the Trustee shall be affected by any notice to the contrary. Neither the Company nor the Trustee shall have any responsibility or obligation to any participant in the Depositary, any Person claiming a beneficial ownership interest in the Notes under or through the Depositary or any such participant, or any other Person which is not shown on the Security Register as being a Holder of Notes, the accuracy of any records maintained by the Depositary or any such participant, the payment by the Depositary or any such participant of any amount in respect of the principal of or premium, if any, or interest on the Notes, any notice which is permitted or required to be given to Holders under the Indenture, any consent given or other action taken by the Depositary as Holder, or any selection by the Depositary of any participant or other Person to receive payment of principal of or premium, if any, or interest on the Notes.

The Company initially appoints the Trustee to act as custodian with respect to the Global Notes. The Company has entered into a letter of representations with the Depositary in the form provided by the Depositary and the Trustee is hereby authorized to act in accordance with such letter and applicable Depositary procedures.

Section 2.06.    Transfer Restrictions.

The following provisions shall apply only to Global Notes:

Each Global Note authenticated under this Supplemental Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Trustee if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, and each such Global Note shall constitute a single Note for all purposes of the Indenture and this Supplemental Indenture.

Notwithstanding any other provision in this Supplemental Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof except as provided in Section 305 of the Indenture. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

7

Securities issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued pursuant to Section 305 of the Indenture.

At such time as all interests in a Global Note have been redeemed, repurchased, canceled or exchanged for Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, canceled or exchanged for Notes in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee, at the direction of the Trustee, to reflect such reduction.

Section 2.07.    Transfers and Exchanges.

The Notes shall be transferred and exchanged by the Holders thereof and the Trustee in accordance with the terms and conditions set forth in Section 305 the Indenture.

ARTICLE 3

Redemption and Repurchase Of The Notes

Section 3.01.    Optional Redemption by Company.

The Notes may be redeemed at the option of the Company on the terms and conditions set forth in the form of Note set forth as Exhibit A.

Section 3.02.    Change of Control Repurchase Event.

If a Change of Control Repurchase Event occurs with respect to the Notes, unless the Company has exercised its right to redeem the Notes as described in Section 3.01, the Company will make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of Notes to be repurchased plus unpaid interest, if any, accrued thereon to, but excluding, the date of repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of a Change of Control, the Company will mail a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control

8

Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of this Supplemental Indenture, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of this Supplemental Indenture by virtue of such conflict.

On the Change of Control Repurchase Event payment date for the Notes, the Company will, to the extent lawful:

•	accept for payment all Notes or portions of Notes properly tendered pursuant to the Company’s offer;

•	deposit with the Trustee an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes being repurchased by the Company.

The Trustee will promptly mail its check or otherwise cause to be paid to each Holder of Notes properly tendered the purchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of such Notes surrendered; provided that each new Note will be in a principal amount equal to $2,000 or an integral multiple of $1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

Section 3.03.    Special Mandatory Redemption.

(a)     If the Company does not consummate the Delphi Transaction on or prior to April 28, 2021, or the Transaction Agreement is terminated any time prior to such date (without replacement thereof), then the Company shall redeem the Outstanding Notes (a “Special Mandatory Redemption”) on the Special Mandatory Redemption Date at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (i) May 28, 2021, if the Delphi Transaction has not been consummated on or prior to April 28, 2021, or (ii) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Transaction Agreement (without replacement thereof). Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

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(b)    The Company will cause the notice of the Special Mandatory Redemption to be sent, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the obligation to effectuate the Special Mandatory Redemption to each Holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption price of the Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, and certain other conditions are satisfied, on and after the Special Mandatory Redemption Date, the Notes will cease to bear interest.

ARTICLE 4

Execution Of The Notes

Section 4.01.    Execution; Certificates.

The Notes and any Officers’ Certificate to be delivered under the Indenture in connection with the authentication and delivery of the Notes shall be executed and delivered as set forth in the Indenture.

ARTICLE 5

Events of Default

Section 5.01.    Events of Default.

Each of the following shall be an “Event of Default” with respect to the Notes to the exclusion of the Events of Default enumerated in the Base Indenture:

(i)    default in the payment of any interest on any Note when such interest becomes due and payable, and continuance of such default for a period of 30 days;

(ii)    default in the payment of the principal of any Note at its Maturity;

(iii)    default in the performance, or breach, of any covenant or agreement of the Company in the Indenture, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; and

(iv)    acceleration of, or any failure to pay at final maturity, any of the Company or its Subsidiaries’ Debt (other than the Notes or Non-Recourse Indebtedness) in an aggregate amount in excess of $150,000,000 if such acceleration is not rescinded or annulled, or such indebtedness shall not have been discharged, within 15 days after the Company receives written notice thereof; and

(v)    (A) there shall have occurred one or more defaults by the Company or any Subsidiary in the payment of the principal of Debt (other than the Notes or Non-Recourse Indebtedness) in an aggregate amount in excess of $150,000,000, when the same becomes due and payable at the stated maturity thereof, and such default or defaults shall have continued after any

10

applicable grace period and shall not have been cured or waived or (B) Debt (other than the Notes or Non-Recourse Indebtedness) of the Company or any Subsidiary aggregating in an aggregate amount in excess of $150,000,000 shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment), prior to the stated maturity thereof and such acceleration shall not have been rescinded or annulled, or such indebtedness shall not have been discharged, within 15 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities; and

(vi)    the institution by the Company or any Significant Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary to the institution of bankruptcy or insolvency proceedings against any of them, or the filing by any of them of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by the Company or any Significant Subsidiary to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of any of their respective properties, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the admission by any of them in writing of its respective inability to pay their debts generally as they become due.

ARTICLE 6

Particular Covenants

Except as expressly set forth below, the covenants set forth in this Article 6 shall replace in their entirety the covenants set forth in Sections 1009 and 1010 of the Base Indenture in respect of the Notes. The covenants set forth in Article Ten of the Base Indenture shall otherwise in all respects be applicable in respect of the Notes.

Section 6.01.    Limitation on Liens.

The Company will not, and will not permit any Subsidiary of the Company to, issue, assume or guarantee any Debt if such Debt is secured by a mortgage, pledge, security interest or lien (a “mortgage” or “mortgages”) upon any of the Principal Property of the Company or any Subsidiary of the Company or upon any Restricted Securities of any Subsidiary of the Company (whether such property, shares of stock or other equity interest or indebtedness is now owned or hereafter acquired) which owns any Principal Property, without in any such case effectively providing that the Securities shall be secured equally and ratably with (or prior to) such Debt until such time as such Debt is no longer secured by such mortgages; provided, however, that the foregoing restrictions shall not apply to:

(a)    Mortgages existing on the date the Notes are originally issued or mortgages provided for under the terms of agreements existing on such date;

(b)     Mortgages on Current Assets securing Current Liabilities;

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(c)     Mortgages on any property acquired, constructed, altered or improved by the Company or any Subsidiary of the Company after the date of the Indenture that are created or assumed contemporaneously with or within one year after such acquisition (or in the case of property constructed, altered or improved, after the completion and commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of the purchase price or cost thereof, provided that in the case of any such construction, alteration or improvement the mortgages shall not apply to any property theretofore owned by the Company or any Subsidiary of the Company other than (i) the property so altered or improved and (ii) any theretofore unimproved real property on which the property so constructed or altered, or the improvement, is located;

(d)     Existing mortgages on property the Company or any of its Subsidiaries acquire (including mortgages on any property acquired from a Person that is consolidated with or merged with or into the Company or a Subsidiary of the Company) or mortgages outstanding at the time any Person becomes a Subsidiary of the Company that are not incurred in connection with such entity becoming a Subsidiary of the Company;

(e)     Mortgages in favor of the Company or any Subsidiary of the Company;

(f)     Mortgages on any property (i) in favor of domestic or foreign governmental bodies to secure partial, progress, advance or other payments pursuant to any contract or statute, (ii) securing indebtedness incurred to finance all or any part of the purchase price or cost of constructing, installing or improving the property subject to such mortgages including mortgages to secure Debt of the pollution control or industrial revenue bond type, or (iii) securing indebtedness issued or guaranteed by the United States, any State, any foreign country or any department, agency, instrumentality or political subdivision of any such jurisdiction;

(g)    Mortgages securing the Notes;

(h)    Any interest of title of a lessor or secured by a lessor’s interest under any lease permitted under the Indenture;

(i)    Mortgages on the identifiable proceeds of any property or asset subject to a mortgage otherwise permitted under the Indenture; and

(j)    Any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage referred to in the foregoing clauses; provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, together with the reasonable costs related to such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property that secured the mortgage so extended, renewed or replaced (plus improvements on such property).

Notwithstanding the foregoing, the Company and any Subsidiary of the Company may, without securing the Notes, issue, assume or guarantee secured Debt (that would otherwise be subject to the foregoing restrictions) in an aggregate amount that, together with all other such secured Debt and the aggregate amount of Attributable Indebtedness of the Company and its Subsidiaries deemed to be outstanding in respect of all Sale/Leaseback Transactions entered into

12

pursuant to Section 1010 of the Indenture and/or Section 6.02 hereof (excluding any such Sale/Leaseback Transactions the proceeds of which have been applied in accordance with clauses (2) or (3) of Section 1010 of the Indenture and/or clauses (b) or (c) of Section 6.02 hereof), does not exceed 10% of the Consolidated Net Worth, as shown on a consolidated balance sheet as of a date not more than 90 days prior to the proposed transaction prepared by the Company in accordance with GAAP.

Section 6.02.    Limitation on Sale and Leaseback Transactions.

The Company will not, and will not permit any of its Subsidiaries to, enter into any Sale/Leaseback Transaction involving any Principal Property with any Person (other than the Company or a Subsidiary of the Company) unless:

(a)    At the time of entering into such Sale/Leaseback Transaction, the Company or such Subsidiary would be entitled to incur Debt, in a principal amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction, secured by a mortgage on the Principal Property subject to such Sale/Leaseback Transaction, pursuant to Section 1009 of the Indenture and Section 6.01 hereof without equally and ratably securing the Notes pursuant to such provisions;

(b)     After the date on which the Notes are first issued and within a period commencing six months prior to the consummation of such Sale/Leaseback Transaction and ending six months after the consummation thereof, the Company or such Subsidiary shall have expended for property used or to be used in the ordinary course of business of the Company or such Subsidiary (including amounts expended for additions, expansions, alterations, repairs and improvements thereto) an amount equal to all or a portion of the net proceeds of such Sale/Leaseback Transaction, and the Company shall have elected to designate such amount as a credit against such Sale/Leaseback Transaction (with any such amount not being so designated to be applied as set forth in clause (c) below); or

(c)     During the 12-month period after the effective date of such Sale/Leaseback Transaction, the Company shall have applied to the voluntary defeasance or retirement of Securities or any pari passu indebtedness of the Company an amount equal to the net proceeds of the sale or transfer of the property leased in such Sale/Leaseback Transaction, which amount shall not be less than the fair value of such property at the time of entering into such Sale/Leaseback Transaction (adjusted to reflect any amount expended by the Company as set forth in clause (b) above), less an amount equal to the principal amount of Notes and pari passu indebtedness voluntarily defeased or retired by the Company within such 12-month period and not designated as a credit against any other Sale/Leaseback Transaction entered into by the Company or any Subsidiary of the Company during such period.

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ARTICLE 7

Trustee

Section 7.01.    Acceptance.

Deutsche Bank Trust Company Americas hereby accepts its appointment as Trustee under the Indenture with respect to the Notes (but only with respect to the Notes) and accepts all of the rights, powers, trusts, duties and obligations of Trustee under the Indenture with respect to the Notes (but only with respect to the Notes), upon the terms and conditions set forth herein and therein, with like effect as if originally named as such in the Base Indenture. Pursuant to the Base Indenture, there shall continue to be vested in the Original Trustee all of its rights, powers, trusts, duties and obligations as trustee under the Base Indenture with respect to all of the series of Securities as to which it has served and continues to serve as trustee, and the Original Trustee shall have no rights, powers, trusts, duties and obligations with respect to the Notes.

Section 7.02.    Eligibility of Trustee.

The Trustee hereby represents that it is qualified and eligible under the provisions of the Trust Indenture Act and Section 607 of the Base Indenture to accept its appointment as Trustee with respect to the Notes.

Section 7.03.    Concerning the Trustee.

Neither the Original Trustee nor the Trustee assumes any duties, responsibilities or liabilities by reason of this Supplemental Indenture other than as set forth in the Indenture and, in carrying out its respective responsibilities thereunder, each shall have all of the rights, powers, privileges, protections, duties and immunities which it possesses under the Indenture. The Original Trustee and the Trustee shall not constitute co-trustees of the same trust, and each of the Original Trustee and the Trustee shall be trustee of a trust or trusts under the Indenture separate and apart from any trust or trusts under the Indenture administered by the other trustee. The Original Trustee shall have no liability for any acts or omissions of the Trustee and the Trustee shall have no liability for any acts or omissions of the Original Trustee.

ARTICLE 8

Miscellaneous

Section 8.01.    Ratification of Indenture.

The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 8.02.    Trustee Not Responsible for Recitals.

The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. All of the provisions contained in

14

the Indenture in respect of the rights, privileges, immunities, powers, and duties of the Trustee shall be applicable in respect of the Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, or other unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 8.03.    Notices.

Any request, demand, authorization, direction, notice, consent, waiver of any Act of Holders or other documents provided or permitted by the Base Indenture to be made upon, given or furnished to, or filed with, the Trustee shall be sufficient for every purpose in connection with the Notes if made, given, furnished or filed in writing to or with the Trustee at the following address:

Deutsche Bank Trust Company Americas

60 Wall Street - 24th floor

MSNYC60-2405

New York, New York 10005

Attn: Trust and Agency Services

Client Services - BorgWarner, Inc.

Fax: 732-578-4635

The Trustee by prior written notice to the Company may designate additional or different addresses for subsequent notices or communications.

Notices shall be mailed to the registered Holders of the Notes at their respective addresses in the Security Register, save as otherwise provided herein. Any such notice shall be deemed to have been given on the date of mailing.

Section 8.04.    Trust Indenture Act Controls.

If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by Trust Indenture Act Section 318(c), the imposed duties will control.

Section 8.05.    Governing Law; Jury Trial Waiver.

This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

15

EACH OF THE COMPANY, THE TRUSTEE AND EACH HOLDER, BY ITS ACCEPTANCE OF A NOTE, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.06.    Separability.

In case any provision contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 8.07.    Counterparts; Electronic Signatures.

This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Signatures of the parties hereto transmitted by facsimile or PDF may be used in lieu of the originals and shall be deemed to be their original signatures for all purposes. The Notes may be signed in the name and on behalf of the Company by the manual or facsimile signature, or by way of a digital signature provided by DocuSign or Adobe Pro (or such other digital signature provider as specified in writing to the Trustee by an authorized representative of the Company), of an officer thereof.

Section 8.08.     U.S.A. Patriot Act.

The Company acknowledges that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Supplemental Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

**********

16

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.

BORGWARNER INC.

By:	/s/ Kevin A. Nowlan
Name:	Kevin A. Nowlan
Title:	Executive Vice President and Chief
Financial Officer

Attest:	/s/ Tonit M. Calaway
Name:	Tonit M. Calaway
Title:	Executive Vice President,
Chief Legal Officer and Secretary

DEUTSCHE BANK TRUST COMPANY, AMERICAS, as Trustee

By:	/s/ Chris Niesz
Name:	Chris Niesz
Title:	Vice President

By:	s/ Debra Schwalb
Name:	Debra Schwalb
Title:	Vice President

S-1	(Signature Page to Supplemental Indenture)

EXHIBIT A

[FACE OF NOTE]

CUSIP NO.: 099724 AL0

ISIN NO.: US099724AL02

No. [●]

BORGWARNER INC.

$[●]

2.650% Senior Note due 2027

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

BORGWARNER INC., a Delaware corporation (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[●] on July 1, 2027 (the “Maturity Date”), unless redeemed or repurchased prior to such date as permitted or required by this Note, and to pay interest on the outstanding principal amount of this Note semi-annually in arrears on January 1 and July 1 of each year (each, an “Interest Payment Date”), commencing January 1, 2021, at 2.650% per annum until the principal hereof is paid or duly provided for. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Any payment of principal, premium, if any, or interest, required to be made on a day that is not a Business Day (as defined below) need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day and no interest shall accrue as a result of such delayed payment. Interest payable on each Interest Payment Date will include interest accrued from and including, June 19, 2020 or from, and including, the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding the applicable Interest Payment Date.

Exhibit A-1

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person (the “Holder”) in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the June 15 and December 15 (whether or not a Business Day) immediately preceding such Interest Payment Date (a “Regular Record Date”). Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to herein), notice whereof shall be given to the Holder of this Note not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

For purposes of this Note, “Business Day” means any day that is not a Saturday or Sunday or legal holiday in New York, New York, and on which commercial banks are open for business in New York, New York.

Payment of the principal of and premium, if any, and interest, if any, on this Note on the Maturity Date or date of earlier redemption or repayment will be made against presentation of this Note at the Trustee’s corporate trust office located at 60 Wall Street, Trust and Agency Services, 24th Floor, New York, New York 10005, Attn: Trust and Agency Services, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. So long as this Note remains in book-entry form, all payments of principal and premium, if any, and interest will be made by the Company in immediately available funds.

General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an Indenture, dated as of September 23, 1999, between the Company and The Bank of New York Mellon Trust Company, N.A. successor in interest to J.P. Morgan Trust Company, N.A. (successor in interest to The Chase Manhattan Trust Company, National Association), a national banking association, as trustee (the “Original Trustee”), as supplemented by the Sixth Supplemental Indenture, dated as of June 19, 2020, (the “Sixth Supplemental Indenture”), and as it may be supplemented from time to time (herein called, collectively, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, a national banking association, as series trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “2.650% Senior Notes due 2027” (collectively, the “Notes”).

Optional Redemption. Prior to May 1, 2027 (the “Par Call Date”), the Company may redeem this Note at its option, in whole or in part, at a redemption price equal to the greater of:

(i)    100% of the principal amount of this Note to be redeemed; and

Exhibit A-2

(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on the principal amount of this Note being redeemed that would be due if such principal amount of this Note matured on the Par Call Date (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest on this Note to the redemption date.

In addition, on or after the Par Call Date, the Company may redeem this Note at its option, in whole or in part, at a redemption price equal to 100% of the principal amount of this Note to be redeemed, plus accrued and unpaid interest on the Notes to the redemption date.

The redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months. Calculation of the redemption price will be made by the Company or on its behalf by such person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.

If the Company chooses to redeem less than all of the Notes, the Company shall notify the Trustee in writing at least 25 days prior to giving notice of redemption, or a shorter period as may be satisfactory to the Trustee, of the aggregate principal amount of the Notes to be redeemed and their redemption date. If the Notes to be redeemed are Global Notes, the Notes to be redeemed will be selected by DTC in accordance with applicable DTC procedures. If the Notes to be redeemed are not Global Notes then held by DTC, the Notes to be redeemed will be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes to be redeemed mature on the Par Call Date) and that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming, for this purpose, that the Notes to be redeemed mature on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than three such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Independent Investment Banker” means an independent investment bank selected by the Company in accordance with generally accepted market practice at such time.

“Reference Treasury Dealer” means (i) each of BofA Securities, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. (or their respective affiliates that are primary United States government securities dealers in the United States (a “Primary Treasury Dealer”) and their respective successors; and (ii) two other Primary Treasury Dealers selected by the Company; provided, however, that if any of the foregoing are not or shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

Exhibit A-3

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding the redemption date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

The Company will mail notice of any such redemption at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

Change of Control Repurchase Event. This Note shall be repurchased by the Company upon the occurrence of a Change of Control Repurchase Event on the terms and conditions set forth in the Indenture.

Special Mandatory Redemption. This Note shall be redeemed by the Company on the Special Mandatory Redemption Date following the occurrence of an event triggering the obligation to effectuate a Special Mandatory Redemption on the terms and conditions set forth in the Indenture.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities affected by certain provisions of the Indenture, on behalf of the Holders of all such Outstanding Securities, to waive compliance by the Company with such provisions. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of an individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the

Exhibit A-4

Indenture and their consequences. Any such consent or waiver applicable to the Notes shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Authorized Denominations. The Notes are issuable only in registered form without coupons in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and premium, if any, and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture applicable to the Notes has occurred and is continuing, the Company will issue Notes in certificated form in exchange for each Global Note. In addition, the Company may at any time determine not to have Notes represented by a Global Note and, in such event, will issue Notes in certificated form in exchange in whole for the Global Note representing such Note. In any such instance, an owner of a beneficial interest in a Global Note will be entitled to physical delivery in certificated form of Notes equal in principal amount to such beneficial interest and to have such Notes registered in its name. Notes so issued in certificated form will be issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Exhibit A-5

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note (except as herein otherwise expressly provided or unless the context otherwise requires) which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit A-6

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and attested.

Dated: June 19, 2020

BORGWARNER INC.

By:
Name:	Kevin A. Nowlan
Title:	Executive Vice President and Chief Financial Officer

Attest:
Name:	Tonit M. Calaway
Title:	Executive Vice President, Chief Legal Officer and Secretary

TRUSTEE CERTIFICATE

OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS,, as Trustee

By:
Authorized Signatory

Exhibit A-7

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 3.02 (Change of Control Repurchase Event) of the Sixth Supplemental Indenture, check the box below:

[    ] Section 3.02

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 3.02 of the Sixth Supplemental Indenture, state the amount you elect to have purchased:

$

Date:	Your Signature:
(Sign exactly as your name appears on the Note)

Tax Identification Number:

Signature guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

Exhibit A-2-1

Exhibit 5.1

ATTORNEYS AT LAW 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202-5306 414.271.2400 TEL 414.297.4900 FAX WWW.FOLEY.COM

June 19, 2020

BorgWarner Inc.

3850 Hamlin Road

Auburn Hills, Michigan 48326

Ladies and Gentlemen:

We have acted as counsel for BorgWarner Inc., a Delaware corporation (the “Company”), in conjunction with the preparation of a Registration Statement on Form S-3 (Registration No. 333-236478) (the “Registration Statement”), including the prospectus constituting a part thereof, dated February 18, 2020, and the prospectus supplement, dated June 16, 2020 (collectively, the “Prospectus”), filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), relating to the issuance and sale by the Company in the manner set forth in the Registration Statement and the Prospectus of $1,100,000,000 aggregate principal amount of the Company’s 2.650% senior notes due 2027 (the “Notes”). The Notes will be issued under the Indenture, dated September 23, 1999 (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A. (successor in interest to Chase Manhattan Trust Company, National Association), as trustee, and a Sixth Supplemental Indenture, dated as of the date hereof (the “Supplemental Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), establishing the terms and providing for the issuance of the Notes.

In connection with our representation, we have examined: (i) the Registration Statement, including the Prospectus; (ii) the Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws, as amended to date; (iii) the Indenture and the form of the Supplemental Indenture (including the form of the Notes); (iv) resolutions of the Company’s Board of Directors relating to the authorization of the issuance of the Notes subject to the Registration Statement; and (v) such other proceedings, documents and records as we have deemed necessary to enable us to render this opinion.

In our examination of the above-referenced documents, we have assumed the genuineness of all signatures, the authenticity of all documents, certificates and instruments submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

Based upon the foregoing, assuming that the Supplemental Indenture, in the form examined by us, (i) will have been executed and delivered by the Company and (ii) will have been duly authorized, executed and delivered by, and represent the valid and binding obligation of, the Trustee, and having regard for such legal considerations as we deem relevant, we are of the opinion that the Notes, when executed, authenticated and issued in accordance with the Indenture and the Supplemental Indenture and in the manner and for the consideration contemplated by the Registration Statement and the Prospectus, will be legally issued and valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

AUSTIN BOSTON CHICAGO DALLAS DENVER	DETROIT HOUSTON JACKSONVILLE LOS ANGELES MADISON	MEXICO CITY MIAMI MILWAUKEE NEW YORK ORLANDO	SACRAMENTO SAN DIEGO SAN FRANCISCO SILICON VALLEY TALLAHASSEE	TAMPA WASHINGTON, D.C. BRUSSELS TOKYO

BorgWarner Inc.

June 19, 2020

The opinion above is subject to (i) the effect of any bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting the rights and remedies of creditors generally, including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or preferential transfers, and (ii) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity or at law.

We express no opinion as to the laws of any jurisdiction other than the States of Delaware and New York and the federal laws of the United States of America.

We consent to the deemed incorporation by reference of this opinion into the Registration Statement and the references to our firm therein. In giving our consent, we do not admit that we are “experts” within the meaning of Section 11 of the Securities Act or within the category of persons whose consent is required by Section 7 of the Securities Act.

Very truly yours,

/s/ Foley & Lardner LLP